                                                                   Exhibit 23(a)




CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-84594 and 333-70702 on Form S-3, and 2-82760, 33-6369, 033-63193, 333-62070,
333-113204 and 333-116192 on Form S-8 of Peoples Energy Corporation, of our report dated December 14, 2004, appearing in this Annual Report on Form 10-K of Peoples Energy Corporation for the year ended September 30, 2004.


DELOITTE & TOUCHE LLP
Chicago, Illinois
December 14, 2004